The latest report from your
Fund's management team

ANNUAL REPORT

Investors
Trust

DECEMBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT and REGISTRAR
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

Listed New York Stock Exchange Symbol: JHI

For Shareholder Assistance
Refer to Page 25



CEO CORNER

DEAR FELLOW SHAREHOLDERS:

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]

After providing investors with positive returns since 1991, and double-digit returns since 1995, the stock market brought investors down to earth in 2000. High-priced technology stocks plunged from their record highs, and rising interest rates produced a slowing economy by year end. The tech-heavy NASDAQ Composite Index ended the year losing 39.29%, while the Standard & Poor's 500 Index fell 9.10%.

If nothing else, the year 2000 served as a reminder for investors to set more realistic expectations, especially given how unusual the string of strong returns was between 1995 and 1999. It also highlighted the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions.

We begin 2001 with a new U.S. president, new possibilities and lingering uncertainties. Questions remain about how successful the Federal Reserve will be in achieving the sought-after "soft landing" for the economy. As this story unfolds, the impact of a slower-growing economy on corporate profits will emerge. Even though the Fed remains a key driver of the market's direction, we are also watching Washington, D.C. as President George W. Bush takes control and attempts to enact tax cuts.

Market moves aside, this is a time of year when many investors' thoughts often turn to more taxing matters. As part of your tax-planning strategy, we encourage you to work with your investment professional to consider the various options for minimizing and deferring tax payments, in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. These concrete steps, coupled with a rededication to the tenets of long-term investing, are good ways to get the new year off to the right start.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. HO, CFA, PORTFOLIO MANAGER

[A 2" x 3" photo at bottom middle of page of John Hancock Investors Trust. Caption below reads "Fund management team members (l-r): Ben Matthews and Jim Ho."]

John Hancock
Investors Trust

U.S. Treasuries propel bond market,
despite tough year for corporates

A mixed bag of factors influenced the fixed-income market throughout calendar 2000. Topping the list was the monetary policy of the Federal Reserve Board and the changing direction of interest rates. The United States government budget surplus and its proposed plan to buy back Treasury securities was a close second, helping to spur one of the strongest rallies in the Treasury market since 1995. Stock- market volatility also played a significant role, as disillusioned dot-com investors flocked to the relative safety of government bonds. Lastly, the economy's slowdown in the year's latter half placed substantial pressure on corporate bonds, calling into question the creditworthiness of many issuers as corporate earnings fell short of expectations.

Performance results

For year ended December 31, 2000, John Hancock Investors Trust produced a total return of 11.86% at net asset value. This compares with the 9.79% return at net asset value of the average open-end corporate debt A-rated fund, according to Lipper, Inc.

"A mixed bag
 of factors
 influenced
 the fixed-
 income
 market..."

Treasury securities reigned supreme

Beginning in February, U.S. Treasury securities garnered the spotlight and held it throughout the remainder of the year. As we reported in our June write-up, the Treasury had announced in February its proposal to buy back billions of dollars in debt in the face of an increasing budget surplus. Longer-term issues, it was believed, were the most likely targets. This sparked a rally in longer-term bonds as investors rushed to own these securities and ride their price appreciation in anticipation of dwindling new issuance. As a result, the yield curve inverted, a situation in which the yields on longer-term bonds are atypically lower than the yields on shorter-term issues. The curve remained inverted through much of the period, then began returning to a somewhat more normal slope in the final months of the year.

[Table at top left-hand column entitled "Top Five Bond Sectors." The first listing is U.S. Government 18%, the second is U.S. Agencies 17%, the third Utilities 13%, the fourth Foreign Banks 6% and the fifth Transportation 5%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

"We pared the
 Fund's high-
 yield holdings
 and targeted
 the higher-
 quality
 securities..."

Successive drops in the stock market sent investors reeling, causing them to pour whatever profits they could harvest into the ultimate of safe havens -- U.S. Treasury securities. A steady drumbeat of federal-fund rate increases, which lasted through May, lent further support to Treasury prices, as investors looked beyond the current rate hikes to their intended effect: an economic slowdown and eventual easing of monetary policy. In fact, general interest rates began trending downward during the summer. By December, the yield on the 30-year bond was roughly 5.46%, a drop of one full percentage point from December 1999. Not surprisingly, Treasury bonds closed the year as the best performing domestic fixed-income sector.

[Table at bottom of left-hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Amerada Hess followed by an up arrow with the phrase "Favorable price environment for energy." The second listing is Lockheed Martin followed by an up arrow with the phrase "Positive fundamentals in defense sector." The third listing is Deutsche Telecom followed by a down arrow with the phrase "Excess supply, pressure in telecom sector." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Corporate bonds had tumultuous ride

Though the year began with promise for the corporate sector, investment-grade and high-yield issues came under pressure shortly thereafter, paling in comparison to the strength of the Treasury market. Though corporate bonds experienced favorable sentiment in the early months of summer, the fall arrived with more turbulence. With corporate profit growth and the economy showing signs of greater slowing than was first anticipated, the NASDAQ Composite Index melted down and credit spreads widened substantially. (As you may know, credit spreads are the difference in yield between bonds of different credit quality.) Speculation about a glut in supply and tight competition in the telecommunications area hindered the performance of many investment-grade issues. Defaults in the high-yield arena grew and investors punished any bond whose issuer announced disappointing earnings -- even if those earnings still demonstrated growth.

Fund sidesteps the worst performers

The Fund's strong performance was as much a result of what we didn't own as what we did. In-depth credit research helped us not only avoid some of the major credit problems, such as Xerox and Crown Cork & Seal, but it also allowed us to move out of some troublesome issues before the situations got even worse. Among these were Pacific Gas & Electric, Southern California Energy and Dillard's, all of which plunged further in price after we removed them from the portfolio.

Defensive strategy drove performance

We maintained a defensive orientation throughout much of the year, focusing on upgrading the portfolio's credit quality and investing in sectors that historically perform well when the economy slows. We increased the portfolio's weighting in Treasury securities, laddering holdings across the maturity spectrum. We also boosted the Fund's exposure to mortgage-backed and agency issues, such as Ginnie Mae and Fannie Mae.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 12% at the top. The first bar represents the 11.86% total return for John Hancock Investors Trust. The second bar represents the 9.79% total return for Average open-end corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock Investors Trust is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper, Inc."]

We pared the Fund's high-yield holdings and targeted the higher-quality securities in both the high-yield and investment-grade areas. The major industry themes included defense, health care, energy and utilities. Holdings that performed well include aerospace giants Lockheed Martin, Raytheon and Boeing; energy and utility companies Keyspan and CalEnergy; health-care companies Tenet Healthcare and Hospital Corporation of America; and oil companies Apache, Amerada Hess and Tosco Corp. In the financial sector, several Yankee bank securities -- foreign issuers who register with the Securities and Exchange Commission and borrow U.S. dollars -- performed well. Union Bank of Switzerland is one example. Several media holdings stood out as well, including Continental Cablevision and Chancellor Media, which was acquired by Clear Channel Communications. Throughout the entire period, we largely avoided emerging-market debt because we believed the reward potential was not worth the risk.

Outlook

Shortly after the close of 2000, the Fed cut short-term interest rates by one-half a percent. This boosted the performance of many corporate fixed-income securities, with bond prices rising and corporate yield spreads tightening. While nothing is guaranteed, the outlook for corporate bonds appears much improved. With the Fed now taking a posture of easing rates, investors are foreseeing the possibility of economic strengthening and greater corporate profitability down the road. Though we are encouraged by the Fed's recent actions, we will be keeping a close watch on the economy to determine whether or not too much weakness has already set in. We shall move ahead in this new year with cautious optimism and consider opportunities to add selectively to the Fund's high-yield exposure and cyclical issues. Our duration, or interest-rate sensitivity, remains relatively neutral, though we have begun to shorten it slightly, believing that much of the rate declines in the government sector have already occurred.

"...the out
 look for
 corporate
 bonds
 appears much
 improved."

---------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

John Hancock Funds - Investors Trust


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 2000. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Publicly traded bonds and direct
placement security
(cost - $145,626,728)                             $150,972,893
Preferred stocks and warrants
(cost - $1,642,460)                                  1,626,885
Joint repurchase agreement
(cost - $9,753,000)                                  9,753,000
Corporate savings account                                  823
                                             -----------------
                                                   162,353,601
Interest receivable                                  2,686,401
Dividend receivable                                     23,313
Other assets                                            16,053
                                             -----------------
Total Assets                                       165,079,368
                                             -----------------
Liabilities:
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                235,467
Accounts payable and accrued expenses                  103,853
                                             -----------------
Total Liabilities                                      339,320
                                             -----------------
Net Assets:
Capital paid-in                                    165,083,448
Accumulated net realized loss on
investments and financial futures
contracts                                           (5,709,481)

Net unrealized appreciation of
investments                                          5,330,590
Undistributed net investment income                     35,491
                                             -----------------
Net Assets                                        $164,740,048
                                             =================
Net Asset Value Per Share:
(Based on 7,922,653 shares of
beneficial interest outstanding - 20
million shares authorized with no par
value)                                                  $20.79
==============================================================

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 2000
--------------------------------------------------------------
Investment Income:
Interest (including income on
securities loaned of $2,990)                       $12,307,389
Dividends                                              165,566
                                             -----------------
                                                    12,472,955
                                             -----------------
Expenses:
Investment management fee - Note B                   1,012,187
Transfer agent fee - Note B                            103,409
Custodian fee                                           68,335
Printing                                                44,484
Auditing fee                                            33,500
Financial services fee - Note B                         30,066
New York Stock Exchange fee                             16,170
Miscellaneous                                           10,763
Trustees' fees                                           9,949
Legal fees                                               1,189
                                             -----------------
Total Expenses                                       1,330,052
                                             -----------------
Net Investment Income                               11,142,903
                                             -----------------
Realized and Unrealized Gain (Loss)
on Investments and Financial Futures
Contracts:
Net realized loss on investments sold               (2,621,685)
Net realized loss on financial futures
contracts                                              (39,617)
Change in net unrealized appreciation
(depreciation) of investments                        8,244,393
Change in net unrealized appreciation
(depreciation) of financial futures
contracts                                              (32,888)
                                             -----------------
Net Realized and Unrealized Gain on
Investments and Financial Futures
Contracts                                            5,550,203
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                    $16,693,106
                                             =================

See notes to financial statements.





The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase due to reinvestment in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                                       -------------------------------
                                                                             1999              2000
                                                                       --------------   --------------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income                                                     $11,453,432      $11,142,903
Net realized loss on investments
sold and financial futures
contracts                                                                  (2,031,488)      (2,661,302)

Change in net unrealized
appreciation (depreciation) of
investments and financial futures
contracts                                                                 (10,762,239)       8,211,505
                                                                       --------------   --------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                                           (1,340,295)      16,693,106
                                                                       --------------   --------------
Distributions to Shareholders:

Dividends from net investment
income ($1.4675 and $1.4150 per
share, respectively)                                                      (11,458,690)     (11,152,407)
                                                                       --------------   --------------
From Fund Share Transactions - Net: *
(Market value of shares issued in
reinvestment of distributions)                                              1,306,175        1,196,684
                                                                       --------------   --------------
Net Assets:

Beginning of period                                                       169,495,475      158,002,665
                                                                       --------------   --------------
End of period (including
undistributed net investment
income of $44,779 and $35,491,
respectively)                                                            $158,002,665     $164,740,048
                                                                       ==============   ==============
* Analysis of Fund Share Transactions:

Shares oustanding, beginning of
period                                                                      7,782,963        7,855,417
Shares issued to shareholders in
reinvestment of distributions                                                  72,454           67,236
                                                                       --------------   --------------
Shares oustanding, end of period                                            7,855,417        7,922,653
                                                                       ==============   ==============

See notes to financial statements.



The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.



Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------------
                                       1996              1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $21.95            $21.23            $21.70            $21.78            $20.11
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income                      1.63              1.59              1.52              1.47              1.42
Net Realized and Unrealized
Gain (Loss) on Investments
and Financial Futures
Contracts                                 (0.72)             0.47              0.08             (1.67)             0.68
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.91              2.06              1.60             (0.20)             2.10
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:

Dividends from Net
Investment Income                         (1.63)            (1.59)            (1.52)            (1.47)            (1.42)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $21.23            $21.70            $21.78            $20.11            $20.79
                                  =============     =============     =============     =============     =============
Per Share Market Value, End
of Period                               $19.500           $22.063           $21.938           $16.563           $19.250
Total Investment Return at
Market Value(1)                           3.13%            22.12%             6.66%           (18.16%)           25.75%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $162,223          $167,058          $169,495          $158,003          $164,740
Ratio of Expenses to Average
Net Assets                                0.85%             0.84%             0.82%             0.81%             0.83%
Ratio of Net Investment
Income to Average Net Assets              7.65%             7.44%             6.92%             6.98%             6.97%
Portfolio Turnover Rate                    118%              141%              239%              183%              247%

(1) Assumes dividend reinvestment.

See notes to financial statements.




Schedule of Investments
December 31, 2000
----------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Investors Trust on December 31, 2000. It's divided into three main categories: publicly traded bonds and direct placement security, preferred stocks and warrants, and short-term investments. The securities are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                PAR VALUE
                                                         INTEREST    CREDIT       (000s         MARKET
ISSUER, DESCRIPTION                                          RATE    RATING*     OMITTED)        VALUE
-------------------                                      --------   --------     --------    -------------
PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
Aerospace (1.25%)
Jet Equipment Trust,
Equipment Trust Cert Ser 95B2 08-15-14 (R)                 10.910%     BBB          $550          $603,634
Lockheed Martin Corp.,
Bond 12-01-29                                               8.500      BBB-          520           588,500
Raytheon Co.,
Note 03-01-03                                               7.900      BBB-          500           512,715
Note 03-01-10                                               8.300      BBB-          325           354,861
                                                                                             -------------
                                                                                                 2,059,710
                                                                                             -------------
Automobile/Trucks (1.65%)
ERAC USA Finance Co.,
Note 02-15-05 (R)                                           6.625      BBB+          175           169,717
Note 12-15-09 (R)                                           7.950      BBB+          325           335,163
Ford Credit Auto Owner Trust,
Pass Thru Ctf Ser 2000-F Class A-3 11-15-04                 6.580      AAA           975           991,148
Ford Motor Co.,
Note 07-16-31                                               7.450      A             520           481,286
Toyota Auto Receivables Owner Trust,
Asset Backed Note Ser 2000-B Class A-4 04-15-07             6.800      AAA           730           744,600
                                                                                             -------------
                                                                                                 2,721,914
                                                                                             -------------
Banks (9.89%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04 (Y)                      8.200      AA-         1,000         1,061,650
African Development Bank,
Sub Note (Supranational) 12-15-03 (Y)                       9.750      AA-         1,000         1,098,790
Bank of America Corp.,
Sub Note 02-15-10                                           7.800      A             515           535,955
Bank of New York,
Cap Security 12-01-26 (R)                                   7.780      A-            620           572,626
Barclays North American Capital Corp.,
Gtd Cap Note 05-15-21                                       9.750      AA-           900           953,082
BNP Paribas Capital Trust,
Perpetual Bond (9.003% to 10-27-10 then variable)
12-27-49 (R)                                                9.003      A-            350           364,385
International Bank For Reconstruction and Development,
30 Yr Bond (Supranational) 10-15-16 (Y)                     8.625      AAA         3,800         4,735,750
National Westminster Bank Plc - New York Branch,
Sub Note 05-01-01                                           9.450      A+          1,200         1,209,876
NB Capital Trust IV,
Gtd Cap Security 04-15-27                                   8.250      A-            320           301,389
Royal Bank of Scotland Group Plc,
Bond (United Kingdom) 03-31-49 (Y)                          8.817      A-            360           379,696
Scotland International Finance No. 2, B.V.,
Gtd Sub Note (United Kingdom) 01-27-04 (R) (Y)              8.800      A           2,000         2,111,960
Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y)              8.850      A             750           823,035
Security Pacific Corp.,
Medium Term Sub Note 05-09-01                              10.360      A           1,750         1,774,027
UBS Preferred Funding Trust I,
Perpetual Bond (8.622% to 10-01-10 then variable)
10-01-49                                                    8.622      AA-           350           366,672
                                                                                             -------------
                                                                                                16,288,893
                                                                                             -------------
Beverages (0.27%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                                  8.750      B+            445           440,550
                                                                                             -------------
Chemicals (0.18%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                           6.000      A-            310           300,452
                                                                                             -------------
Cosmetics & Personal Care (0.20%)
Procter & Gamble Co.,
Deb 01-15-26                                                6.450      AA            345           330,638
                                                                                             -------------
Energy (0.92%)
CalEnergy Co., Inc.
Sr Bond 09-15-28                                            8.480      BBB-          525           567,882
Enron Corp.,
Note 08-15-05 (R)                                           8.000      BBB+          490           509,615
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                  9.625      B             435           435,000
                                                                                             -------------
                                                                                                 1,512,497
                                                                                             -------------
Finance (4.71%)
Boeing Capital Corp.,
Sr Note 09-27-10                                            7.375      AA-           515           554,284
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                           6.000      A-            500           497,650
Citigroup, Inc.,
Sub Note 10-01-10                                           7.250      A+            655           677,794
Ford Motor Credit Co.,
Note 04-28-03                                               6.125      A             605           601,049
General Electric Capital Corp.,
Global Medium Term Note Ser A 11-15-10                      6.875      AAA           520           544,352
General Motors Acceptance Corp.,
Note 07-15-05                                               7.500      A             495           509,236
Household Finance Corp.,
Note 11-01-02                                               5.875      A             750           743,902
Note 02-01-09                                               5.875      A             350           321,674
HSBC Capital Funding LP,
Perpetual Note (9.547% to 06-30-10 then variable)
(Channel Islands) 12-31-49 (R) (Y)                          9.547      A-            420           460,761
ING Capital Funding Trust III,
Gtd Trust Preferred Security 12-31-49                       8.439      A             350           355,288
Marlin Water Trust & Marlin Water Capital Corp.,
Sr Sec Note 12-15-01 (R)                                    7.090      BBB           485           485,630
MMCA Auto Owner Trust,
Pass Thru Ctf Ser 2000-2 Class A-4 06-15-05                 6.860      AAA           795           812,347
Nisource Finance Corp.,
Bond 11-15-10 (R)                                           7.875      BBB           395           413,154
Spear Leeds & Kellogg LP,
Note 08-15-05 (R)                                           8.250      A+            395           418,629
Yanacocha Receivables Master Trust,
Pass Thru Cert Ser 1997-A 06-15-04 (R)                      8.400      BBB-          378           360,331
                                                                                             -------------
                                                                                                 7,756,081
                                                                                             -------------
Food (0.30%)
Earthgrains Co. (The),
Note 08-01-03                                               8.375      BBB           485           491,450
                                                                                             -------------
Government - Foreign (1.60%)
Nova Scotia, Province of,
Deb (Canada) 04-01-22 (Y)                                   8.750      A-            750           909,727
Ontario, Province of,
Bond (Canada) 06-04-02 (Y)                                  7.750      AA-           500           512,715
Quebec, Province of,
Deb (Canada) 09-15-29 (Y)                                   7.500      A+            575           613,640
Saskatchewan, Province of,
Bond (Canada) 12-15-20 (Y)                                  9.375      A+            480           601,099
                                                                                             -------------
                                                                                                 2,637,181
                                                                                             -------------
Government - U.S. (17.93%)
United States Treasury,
Bond 08-15-17                                               8.875      AAA         3,311         4,500,377
Bond 05-15-18                                               9.125      AAA         3,250         4,534,758
Bond 02-15-23                                               7.125      AAA         4,796         5,714,722
Bond 08-15-29                                               6.125      AAA           840           913,634
Note 08-15-03                                               5.750      AAA         7,178         7,282,296
Note 02-15-05                                               7.500      AAA         2,474         2,690,079
Note 07-15-06                                               7.000      AAA         1,507         1,640,279
Note 05-15-08                                               5.625      AAA         1,485         1,523,981
Note 08-15-10                                               5.750      AAA           710           744,059
                                                                                             -------------
                                                                                                29,544,185
                                                                                             -------------
Government - U.S. Agencies (16.58%)
Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf 01-01-16                               11.250      AAA           149           164,025
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 02-01-08                                7.500      AAA           143           146,702
15 Yr Pass Thru Ctf 09-01-10                                7.000      AAA           388           392,733
15 Yr Pass Thru Ctf 10-01-12                                7.000      AAA            99            99,712
15 Yr Pass Thru Ctf 12-01-12                                6.500      AAA           860           861,005
15 Yr Pass Thru Ctf 07-01-15                                7.000      AAA           399           402,945
30 Yr Pass Thru Ctf 10-01-23                                7.000      AAA           432           434,331
30 Yr Pass Thru Ctf 11-01-28                                6.500      AAA           245           241,810
Benchmark Note 09-15-09                                     6.625      AAA         4,665         4,861,070
Benchmark Note 01-15-30                                     7.125      AAA         2,520         2,820,812
Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22                6.940      AAA           324           335,443
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 01-15-29 to 08-15-29                    6.500      AAA         6,734         6,659,020
30 Yr SF Pass Thru Ctf 02-15-28 to 10-15-30                 7.000      AAA         5,648         5,673,283
30 Yr SF Pass Thru Ctf 09-15-29 to 10-15-30                 7.500      AAA         3,478         3,537,174
30 Yr SF Pass Thru Ctf 08-15-27 to 07-15-30                 8.000      AAA           161           164,981
30 Yr SF Pass Thru Ctf 04-15-21                             9.000      AAA           165           174,140
30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25                 9.500      AAA           278           293,922
30 Yr SF Pass Thru Ctf 11-15-20                            10.000      AAA            44            48,507
                                                                                             -------------
                                                                                                27,311,615
                                                                                             -------------
Insurance (2.26%)
AXA, Sub Note (France) 12-15-30 (Y)                         8.600      A-            350           362,704
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                                   6.950      A+            260           261,711
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                   7.625      AA            470           463,237
MONY Group, Inc. (The),
Sr Note 12-15-05                                            7.450      A-            230           233,425
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                                   7.500      AA-         1,500         1,334,790
Sun Canada Financial Co.,
Sub Note 12-15-07 (R)                                       6.625      AA-           725           715,278
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                        7.875      A-            340           353,454
                                                                                             -------------
                                                                                                 3,724,599
                                                                                             -------------
Leisure (0.53%)
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                      7.875      BB            400           385,000
MGM Mirage, Inc.,
Sr Note 09-15-10                                            8.500      BBB-          280           286,992
Waterford Gaming LLC
Sr Note 03-15-10 (R)                                        9.500      B+            215           205,325
                                                                                             -------------
                                                                                                   877,317
                                                                                             -------------
Manufacturing (0.21%)
Lenfest Communications, Inc.,
Sr Note 11-01-05                                            8.375      BBB           330           353,285
                                                                                             -------------
Media (2.95%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                      9.250      B+            525           506,625
Sr Note Ser B 07-15-03                                      8.125      B+            252           234,045
British Sky Broadcasting Group Plc,
Sr Note (United Kingdom) 07-15-09 (Y)                       8.200      BB+           355           334,037
Clear Channel Communications, Inc.,
Note 06-15-05                                               7.875      BBB-          330           341,029
Continental Cablevision, Inc.,
Sr Note 05-15-06                                            8.300      A             415           431,019
CSC Holdings, Inc.,
Sr Note Ser B 07-15-09                                      8.125      BB+           405           408,864
Sr Sub Deb 05-15-16                                        10.500      BB-           310           339,450
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                        8.625      B+            265           239,825
Mediacom LLC/Mediacom Capital Corp.,
Sr Note Ser B 04-15-08                                      8.500      B+            310           283,650
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                         8.250      BBB-          245           225,616
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05 (Y)                        10.000      BB+           460           484,150
TCI Communications, Inc.,
Sr Deb 02-15-26                                             7.875      A             345           324,003
Time Warner, Inc.,
Deb 01-15-13                                                9.125      BBB           615           714,827
                                                                                             -------------
                                                                                                 4,867,140
                                                                                             -------------
Medical (0.95%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06 (Y)                              10.750      B+            415           398,400
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security 02-01-08                       7.875      B+            390           359,775
HCA - The Healthcare Co.,
Note 09-01-10                                               8.750      BB+           180           189,450
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                       10.750      B+            345           367,425
Tenet Healthcare Corp.,
Sr Note 01-15-05                                            8.000      BB+           250           253,125
                                                                                             -------------
                                                                                                 1,568,175
                                                                                             -------------
Mortgage Banking (4.10%)
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08                6.790      Aaa           626           638,549
ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25                 8.100      AAA           478           483,003
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser 1998-C1 Class
A-1A 12-17-07                                               6.260      AAA           521           521,726
Deutsche Mortgage & Asset Receiving Corp.,
Commercial Mtg Pass-Thru Ctf Ser 1998-C1 Class C
03-15-08                                                    6.861      A2            400           397,375
FirstPlus Home Loan Trust,
Pass Thru Ctf Ser 1998-4 Class A-5 01-10-18                 6.380      AAA           700           693,875
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07                6.566      Aaa           680           678,566
LB Commercial Mortgage Trust,
Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07                6.410      Aaa           623           626,931
Morgan Stanley Capital I, Inc.,
Pass Thru Ctf Ser 1999-CAM1 Class A-3 11-15-08              6.920      AAA         1,495         1,536,288
Salomon Brothers Mortgage Securities VII, Inc.,
Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2
07-25-24                                                    6.750      Aaa           437           436,056
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25                 7.180      AAA           730           740,123
                                                                                             -------------
                                                                                                 6,752,492
                                                                                             -------------
Oil & Gas (2.42%)
Alberta Energy Co., Ltd.,
Note (Canada) 09-15-30 (Y)                                  8.125      BBB+          350           373,555
Amerada Hess Corp.,
Bond 10-01-29                                               7.875      BBB+          525           550,426
Apache Finance Canada Corp.,
Note (Canada) 12-15-29 (Y)                                  7.750      BBB+          530           559,733
El Paso Energy Corp.,
Medium Term Note 10-15-30                                   8.050      BBB           520           547,217
Louis Dreyfus Natural Gas Corp.,
Sr Note 12-01-07                                            6.875      BBB           330           327,499
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                            10.125      BBB-          135           160,537
Ocean Energy, Inc.,
Sr Sub Note Ser B 07-15-07                                  8.875      BB+           255           263,925
Petroleum Geo-Services,
Sr Note (Norway) 03-30-28 (Y)                               7.125      BBB           420           341,813
Snyder Oil Corp.,
Sr Sub Note 06-15-07                                        8.750      BBB+          280           295,851
Tosco Corp.,
Note 02-15-30                                               8.125      BBB           520           559,458
                                                                                             -------------
                                                                                                 3,980,014
                                                                                             -------------
Paper & Paper Products (0.32%)
International Paper Co.,
Note 07-08-05 (R)                                           8.125      BBB+          500           518,191
                                                                                             -------------
Real Estate Investment Trusts (1.35%)
American Health Properties, Inc.,
Note 01-15-07                                               7.500      BBB-          260           248,040
Cabot Industrial Properties, L.P.,
Note 05-01-04                                               7.125      BBB-          365           363,909
Camden Property Trust,
Note 04-15-04                                               7.000      BBB           400           397,352
Liberty Property L.P.,
Medium Term Note 06-05-02                                   6.600      BBB-          340           348,816
ProLogis Trust,
Note 04-15-04                                               6.700      BBB+          375           371,332
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                               7.300      BB            500           491,255
                                                                                             -------------
                                                                                                 2,220,704
                                                                                             -------------
Telecommunications (2.68%)
BellSouth Capital Funding Corp.,
Deb 02-15-30                                                7.875      AA-           345           355,736
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon (10.125%, 05-01-04)
(Canada) 05-01-09 (A)(Y)                                     Zero      B3            300           240,000
Cox Communications, Inc.,
Note 11-01-10                                               7.750      BBB           350           361,557
Dominion Resources, Inc.,
Sr Note Ser A 06-15-10                                      8.125      BBB+          520           565,214
LCI International, Inc.,
Sr Note 06-15-07                                            7.250      BBB+          405           404,696
McLeodUSA, Inc.,
Sr Note 11-01-08                                            9.500      B+            295           268,450
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07 (Y)                              12.000      BBB           260           286,000
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                     11.500      B             320           284,800
Omnipoint Corp.
Sr Note 09-15-09                                           11.500      B-            285           312,788
TeleCorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon (11.625%, 04-15-04)
04-15-09 (A)                                                 Zero      B3            320           217,600
Verizon Global Funding Corp.,
Deb 12-01-30 (R)                                            7.750      A+            520           535,397
VoiceStream Wireless Corp.,
Sr Note 11-15-09                                           10.375      B-            105           113,138
WorldCom, Inc.,
Note 05-15-06                                               8.000      A-            460           469,941
                                                                                             -------------
                                                                                                 4,415,317
                                                                                             -------------
Transportation (5.25%)
America West Airlines,
Pass Thru Ctf Ser 1996-1B 01-02-08                          6.930      A-            345           338,886
Burlington North Santa Fe Corp.,
Deb 08-15-30                                                7.950      BBB+          525           545,685
Continental Airlines,
Pass Thru Ctf Ser 1996-C 10-15-13                           9.500      BBB+          433           472,165
Pass Thru Ctf Ser 1999-1A 02-02-19                          6.545      AA+           593           576,673
Delta Air Lines, Inc.,
Equip Tr Ctf Ser A 06-01-08                                10.000      BBB         2,000         2,166,280
Pass Thru Ctf Ser 2000-1 Class A-2 11-18-10                 7.570      AAA           345           365,358
Humpuss Funding Corp.,
Note 12-15-09 (R)                                           7.720      B3            201           144,992
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1C 01-02-05                         10.150      BBB-          210           213,973
Pass Thru Ctf Ser 1996-1D 01-02-15                          8.970      BBB-          367           381,722
Northwest Airlines, Inc.,
Note 03-15-04                                               8.375      BB            265           260,084
NWA Trust,
Sr Note Ser A 12-21-12                                      9.250      AA            518           576,511
Railcar Trust No. 1992-1,
Pass Thru Ser 1992-1 Class A 06-01-04                       7.750      AAA           904           925,579
USAir, Inc.,
Pass Thru Ctf Ser 1989-A2 01-01-13                          9.820      BB-           385           343,131
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                         11.200      BB-           583           591,321
United Airlines,
Pass Thru Ctf Ser 2000-2 10-01-10                           7.032      AAA           485           487,760
Wisconsin Central Transportation Corp.,
Note 04-15-08                                               6.625      BBB-          280           261,764
                                                                                             -------------
                                                                                                 8,651,884
                                                                                             -------------
Utilities (13.14%)
AES Corp.,
Sr Note 06-01-09                                            9.500      BB            320           331,200
Sr Note 09-15-10                                            9.375      BB            150           152,625
Sr Sub Note 07-15-06                                       10.250      B+            440           457,600
AES Eastern Energy L.P.,
Pass Thru Trust Ctf Ser 1999-A 01-02-17                     9.000      BBB-          395           406,937
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                               9.000      BB-           440           479,820
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                          8.890      BB-           700           771,750
Calpine Corp.,
Sr Note 08-15-05                                            8.250      BB+           675           684,684
Sr Note 05-15-06                                           10.500      BB+           465           483,600
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                      9.500      BB+         1,150         1,190,250
CMS Energy Corp.,
Sr Note 10-15-07                                            9.875      BB            140           145,250
Sr Note Ser B 01-15-04                                      6.750      BB            380           359,100
Connecticut Light & Power Co.,
1st Ref Mtg Ser C 06-01-02                                  7.750      BBB-          210           210,825
Note 06-05-03 (R)                                           8.590      B+            265           274,339
East Coast Power LLC,
Sec Note 03-31-12                                           7.066      BBB-          355           339,974
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                      10.250      BBB-          656           731,440
Fitchburg Holding Corp.,
Sec Note 01-31-03 (r)                                      15.750      AAA           968           997,999
GG1B Funding Corp.,
Deb 01-15-11                                                7.430      BBB-          376           376,017
Hydro-Quebec,
Gtd Bond (Canada) 02-01-21 (Y)                              9.400      A+            740           932,400
Gtd Bond Ser HY (Canada) 01-15-22 (Y)                       8.400      A+            330           390,001
Gtd Deb Ser 1F (Canada) 02-01-03 (Y)                        7.375      A+            750           773,880
Iberdrola International B.V.,
Note (Spain) 10-01-02 (Y)                                   7.500      AA-         1,000         1,023,810
Keyspan Corp.,
Note 11-15-10                                               7.625      A             345           366,217
Long Island Lighting Co.,
Deb 03-15-23                                                8.200      A-            615           611,925
Midland Funding Corp. I,
Deb Ser C-91 07-23-02                                      10.330      BBB-          534           542,687
Midland Funding Corp. II,
Deb Ser A 07-23-05                                         11.750      BB+           625           661,956
Deb Ser B 07-23-06                                         13.250      BB+           225           249,140
Monterrey Power S.A. de C.V.,
Sec Bond (Mexico) 11-15-09 (R) (Y)                          9.625      BB+           132           126,257
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                       8.770      BBB           729           767,382
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                      9.050      BB+           266           269,740
Northeast Utilities,
Note Ser A 12-01-06                                         8.580      BB+           107           108,217
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A Class A-6 03-01-09                 6.050      AAA           480           474,883
Pass Thru Ctf Ser 2000-A Class A-3 03-01-10                 7.625      AAA         1,470         1,582,205
Pinnacle Partners,
Sr Note 08-15-04 (R)                                        8.830      BBB-          260           266,828
PNPP II Funding Corp.,
Deb 05-30-16                                                9.120      BB-           475           513,840
Puget Sound Energy, Inc.,
Sr Medium Term Note Ser B 02-01-11                          7.690      A-            350           365,628
Sierra Pacific Resources,
Note 05-15-05                                               8.750      BBB           490           513,549
System Energy Resources, Inc.,
1st Mtg 08-01-01                                            7.710      BBB-          590           586,383
TXU Electric Capital V,
Capital Sec 01-30-37                                        8.175      BBB-          350           331,209
U.S. WEST Capital Funding, Inc.
Deb 07-15-28                                                6.875      B+            520           459,254
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                          8.090      BBB-          821           847,284
Xcel Energy, Inc.,
Sr Note 12-01-10                                            7.000      BBB+          490           490,524
                                                                                             -------------
                                                                                                21,648,609
                                                                                             -------------
TOTAL PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
(Cost $145,626,728)                                                              (91.64%)      150,972,893
                                                                                 -------     -------------

                                                                                NUMBER OF
                                                                                SHARES OR
                                                                                 WARRANTS
                                                                                ---------
PREFERRED STOCKS AND WARRANTS
California Federal Preferred Capital Corp.,
9.125%, Ser A, Preferred Stock                                                    35,650           826,634
CSC Holdings, Inc., 11.125%, Ser M, Preferred Stock                                6,077           644,211
CSC Holdings, Inc., 11.750%, Ser H, Preferred Stock                                1,015           107,590
MetroNet Communications Corp., Warrants (Canada) (R)(Y)**                            510            48,450
                                                                                             -------------
TOTAL PREFERRED STOCKS AND  WARRANT
(Cost $1,642,460)                                                                 (0.99%)        1,626,885
                                                                                 -------     -------------

                                                              INTEREST        PAR VALUE
                                                                RATE        (000s OMITTED)
                                                              --------       ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.92%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. -- Dated 12-29-00, due
01-02-01 (Secured by U. S. Treasury
Bonds, 6.750% thru 8.875%, due
08-15-17 thru 08-15-26) -- Note A                               5.950%            $9,753         9,753,000
                                                                                             -------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
5.20%                                                                                                  823
                                                                                             -------------
TOTAL SHORT-TERM INVESTMENTS                                                      (5.92%)        9,753,823
                                                                                 -------     -------------
TOTAL INVESTMENTS                                                                (98.55%)      162,353,601
                                                                                 -------     -------------
OTHER ASSETS AND LIABILITIES, NET                                                 (1.45%)        2,386,447
                                                                                 -------     -------------
TOTAL NET ASSETS                                                                (100.00%)     $164,740,048
                                                                                 =======     =============

(A) Cash Interest will be paid on this obligation at the stated rate beginning on the stated date.

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                     MARKET
                                                                  VALUE AS A          MARKET
                                                                  PERCENTAGE           VALUE
                                  ACQUISITION     ACQUISITION      OF FUND'S           AS OF
    ISSUER, DESCRIPTION               DATE           COST         NET ASSETS     DECEMBER 31, 2000
    -------------------               ----           ----         ----------     -----------------

    Fitchburg Holding Corp.,
    Sec. Note, 15.75%,
    01-31-03                        02-10-81        $978,367         0.61%           $997,999

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $13,674,991 or 8.30% of net assets as of December 31, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc.
    where Standard & Poor's ratings are not available.

 ** Non-income-producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Investors Trust

NOTE A--
ACCOUNTING POLICIES

John Hancock Investors Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2000, the Fund loaned securities having a market value of $37,719,722 collateralized by securities in the amount of $38,556,056.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had no open financial futures contracts at December 31, 2000.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,420,142 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: December 31, 2002 -- $273,582, December 31, 2004 -- $4,374, December 31, 2007 -- $1,536,076 and December 31, 2008 --
$2,606,110. Additionally, net capital losses of $279,555 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day (January 1, 2001) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B--
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next
$100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C--
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than obligation of the U.S. government and short-term securities, during the year ended December 31, 2000 aggregated $255,345,880 and $254,063,351, respectively. Purchases and proceeds from sales and maturities of obligations of the U.S. government aggregated $110,626,755 and $111,035,607, respectively.

The cost of investments owned at December 31, 2000 (excluding corporate savings account) for federal income tax purposes was $157,725,895. Gross unrealized appreciation and depreciation of investments at December 31, 2000 aggregated $6,599,760 and $1,972,877, respectively, resulting in net unrealized appreciation of $4,626,883.

NOTE D--
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 2000, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $581, an increase in undistributed net investment income of $216 and a decrease in capital paid-in of $797. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE E--
CHANGE IN ACCOUNTING PRINCIPLE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investors Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock Investors Trust (the "Fund"), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Investors Trust at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 9, 2001


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended December 31, 2000.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2000, 1.49% of the dividends qualify for the corporate dividends received deduction.

DIVIDENDS AND DISTRIBUTIONS

During 2000, dividends from net investment income totaling $ 1.4150 per share were paid to shareholders. The dates of payment and the amounts per share are as follows:

                                INCOME
PAYMENT DATE                  DIVIDEND
------------                  --------
March 31, 2000                 $0.3600
June 30, 2000                   0.3500
September 30, 2000              0.3550
December 29, 2000               0.3500

INVESTMENT OBJECTIVE AND POLICY

John Hancock Investors Trust is a closed-end diversified management investment company, shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. Its primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund's assets may be invested in restricted securities acquired through direct placement. The Fund may also invest in repurchase agreements. The Fund may use options contracts to manage its exposure to the stock market. The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund may issue a single class of senior securities not to exceed 33 1/3% of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. The Fund may lend portfolio securities not to exceed 33 1/3% of total assets. Substantially all of the Fund's net investment income per year will be distributed to shareholders in quarterly payments. Net realized short-term capital gains, if any, will be distributed annually; however, net realized long-term capital gains may be retained and reinvested. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Investors Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

Any shareholder of record of John Hancock Investors Trust ("Investors") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Investors' Common Shares in lieu of all or a portion of the cash dividends.

Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Investors will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Investors' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Investors. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any Federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust
Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209
(telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Investors Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

                      State Street Bank and Trust Company
                      P.O. Box 8200
                      Boston, Massachusetts 02266-8200
                      Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 16, 2000, the Annual Meeting of John Hancock Investors Trust was held.

The Shareholders elected the following Trustees with the votes as indicated:

                                                WITHHELD
NAME OF TRUSTEE                    FOR         AUTHORITY
---------------              ---------         ---------
Dennis S. Aronowitz          6,105,258            95,049

Stephen L. Brown             6,109,043            91,264

Richard P. Chapman, Jr.      6,105,462            94,846

William J. Cosgrove          6,103,850            96,457

Leland O. Erdahl             6,102,505            97,802

Richard A. Farrell           6,106,265            94,042

Maureen R. Ford              6,102,088            98,219

Gail D. Fosler               6,108,045            92,263

William F. Glavin            6,096,288           104,019

Anne C. Hodsdon*             6,107,996            92,311

Dr. John A. Moore            6,101,494            98,814

Patti McGill Peterson        6,100,952            99,355

John W. Pratt                6,103,592            96,715

Richard S. Scipione**        6,111,189            89,119

 * Resigned effective May 1, 2000.
** Retired effective October 31, 2000.

The Shareholders also ratified the Trustees' selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2000, with the votes tabulated as follows: 6,115,866 FOR, 29,492 AGAINST and 54,950 ABSTAINING.



NOTES

John Hancock Funds - Investors Trust



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds
101 Huntington Avenue
Boston, MA 02199-7603

PRSRT STD
U.S. Postage
PAID
S. Hackensack, NJ
Permit No. 750

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

P500A   12/00
         2/01